Exhibit 99.1
HEALTHCARE REALTY
Gabrielle M. Andrés
Corporate Communications
P 615.269.8175
www.healthcarerealty.com
NEWS RELEASE
HEALTHCARE REALTY TRUST ANNOUNCES THIRD QUARTER RESULTS
NASHVILLE, Tennessee, November 9, 2009 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the third quarter ended September 30, 2009. Funds from operations (“FFO”) per diluted common share for the three months ended September 30, 2009 totaled $0.44, compared with $0.36 for the three months ended September 30, 2008. FFO per diluted common share totaled $1.31 for the nine months ended September 30, 2009, compared with the prior year’s $1.13.

Funds available for distribution (“FAD”) for the three months ended September 30, 2009 totaled $0.47 per diluted common share.
Revenues for the three months ended September 30, 2009 totaled $64.1 million, compared with the prior year’s $54.7 million. Revenues for the nine months ended September 30, 2009 totaled $192.1 million, compared with the prior year’s $159.4 million. Income from continuing operations for the three months ended September 30, 2009 totaled $8.7 million, compared with $3.7 million for the three months ended September 30, 2008. Income from continuing operations for the nine months ended September 30, 2009 totaled $25.7 million, compared with the prior year’s $13.4 million.
Net income attributable to common stockholders for the three months ended September 30, 2009 totaled $9.1 million, or $0.15 per diluted common share, versus $5.5 million, or $0.11 per diluted common share, for the three months ended 2008. Net income attributable to common stockholders for the nine months ended September 30, 2009 totaled $46.7 million, or $0.79 per diluted common share, compared with $26.1 million, or $0.52 per diluted common share for the nine months ended September 30, 2008.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.2 billion in 206 real estate properties and mortgages as of September 30, 2009, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 201 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 28 states, totaling approximately 12.3 million square feet. The Company provides property management services to approximately 9.0 million square feet nationwide.
The Company directs interested parties to its Internet site, www.healthcarerealty.com, where information is posted regarding this quarter’s operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information.
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Income (1)
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

REVENUES
Master lease rent	$14,973	$15,166	$45,576	$45,869
Property operating	45,638	34,721	134,414	99,736
Straight-line rent	676	124	1,364	(58)
Mortgage interest	658	579	2,126	1,647
Other operating	2,111	4,084	8,626	12,246

	64,056	54,674	192,106	159,440

EXPENSES
General and administrative	5,107	6,018	17,402	17,926
Property operating	23,979	21,625	70,929	59,149
Impairment	—	1,600	—	1,600
Bad debts, net of recoveries	(133)	95	429	355
Depreciation	15,906	12,166	47,207	35,293
Amortization	1,236	769	4,063	1,919

	46,095	42,273	140,030	116,242

OTHER INCOME (EXPENSE)
Gain on extinguishment of debt, net	—	2,015	—	2,024
Re-measurement gain of equity interest upon acquisition	—	—	2,701	—
Interest expense	(9,587)	(10,863)	(29,703)	(32,627)
Interest and other income, net	292	185	675	807

	(9,295)	(8,663)	(26,327)	(29,796)

INCOME FROM CONTINUING OPERATIONS	8,666	3,738	25,749	13,402

DISCONTINUED OPERATIONS
Income from discontinued operations	289	1,092	870	3,674
Impairments	—	—	(22)	(29)
Gain on sales of real estate properties	84	746	20,136	9,098

INCOME FROM DISCONTINUED OPERATIONS	373	1,838	20,984	12,743

NET INCOME	9,039	5,576	46,733	26,145

Less: Net (income) loss attributable to noncontrolling interests	65	(49)	(12)	(52)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$9,104	$5,527	$46,721	$26,093

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.15	$0.07	$0.44	$0.27

Discontinued operations	0.01	0.04	0.36	0.26

Net income attributable to common stockholders	$0.16	$0.11	$0.80	$0.53

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$0.15	$0.07	$0.44	$0.27

Discontinued operations	0.00	0.04	0.35	0.25

Net income attributable to common stockholders	$0.15	$0.11	$0.79	$0.52

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	58,174,482	49,530,813	58,150,024	49,438,796

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	59,064,066	50,614,173	58,950,870	50,481,469

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Cash Flows (1)
(Dollars in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income	$9,039	$5,576	$46,733	$26,145
Non-cash items:
Depreciation and amortization — real estate	16,801	13,025	50,375	38,300
Depreciation and amortization — other	870	663	2,514	1,868
Provision for bad debts, net of recoveries	(137)	95	429	426
Impairments	—	1,600	22	1,629
Straight-line rent receivable	(676)	(124)	(1,348)	75
Straight-line rent liability	112	61	336	147
Equity in (income) losses from unconsolidated joint ventures	—	(55)	2	93
Stock-based compensation	985	1,084	3,286	3,487
Provision for deferred post-retirement benefits	476	828	2,443	2,482
Gain on repurchase of notes payable	—	(2,015)	—	(2,024)
Re-measurement gain of equity interest upon acquisition	—	—	(2,701)	—
Other non-cash items	254	133	761	572

Total non-cash items	18,685	15,295	56,119	47,055

Other items:
Accounts payable and accrued liabilities	15,183	13,325	11,984	9,653
Other liabilities	(5,006)	2,739	(8,352)	(71)
Other assets	(1,137)	(837)	(1,005)	5,029
Gain on sales of real estate properties	(84)	(746)	(20,136)	(9,098)
Payment of partial pension settlement	—	—	(2,300)	—
State income taxes paid, net of refunds	(93)	(30)	(662)	(651)

Total other items	8,863	14,451	(20,471)	4,862

Net cash provided by operating activities	36,587	35,322	82,381	78,062

Cash flows from investing activities:
Acquisition and development of real estate properties	(37,462)	(100,758)	(99,253)	(138,452)
Funding of mortgages and notes receivable	(4,367)	(5,338)	(13,183)	(12,519)
Investment in unconsolidated joint ventures	(35)	—	(184)	—
Distributions received from unconsolidated joint ventures	—	15	—	882
Partial redemption of preferred equity investment in unconsolidated joint ventures	—	5,546	—	5,546
Proceeds from sales of real estate	563	2,641	83,441	24,681
Proceeds from mortgages and notes receivable repayments	107	2,555	205	2,634

Net cash used in investing activities	(41,194)	(95,339)	(28,974)	(117,228)

Cash flows from financing activities:
Net borrowings on unsecured credit facilities	35,000	(90,000)	44,000	(68,000)
Repayments on notes and bonds payable	(1,071)	(895)	(22,640)	(2,720)
Repurchase of notes payable	—	(25,906)	—	(31,238)
Quarterly dividends paid	(22,852)	(19,542)	(68,530)	(58,609)
Proceeds from issuance of common stock	186	196,701	534	197,062
Equity issuance costs	—	(18)	—	(32)
Common stock redemption	(8)	—	(8)	(282)
Debt issuance costs	(7,393)	—	(7,393)	—
Credit facility amendment fee	—	—	—	(326)
Capital contributions received from noncontrolling interests	1,242	—	1,771	—
Distributions to noncontrolling interests	(116)	(49)	(191)	(52)

Net cash provided by (used in) financing activities	4,988	60,291	(52,457)	35,803

Increase (decrease) in cash and cash equivalents	381	274	950	(3,363)
Cash and cash equivalents, beginning of period	4,707	4,882	4,138	8,519

Cash and cash equivalents, end of period	$5,088	$5,156	$5,088	$5,156

(1)	The Condensed Consolidated Statements of Cash Flows do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

RECONCILIATION OF FUNDS FROM OPERATIONS (1) (2):
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Net Income Attributable to Common Stockholders	$9,104	$5,527	$46,721	$26,093

Gain on sales of real estate properties	(84)	(746)	(20,136)	(9,098)
Real estate depreciation and amortization	16,801	13,456	50,387	39,878

Total adjustments	16,717	12,710	30,251	30,780

Funds From Operations — Basic and Diluted	$25,821	$18,237	$76,972	$56,873

Funds From Operations Per Common Share — Basic	$0.44	$0.37	$1.32	$1.15

Funds From Operations Per Common Share — Diluted	$0.44	$0.36	$1.31	$1.13

Weighted Average Common Shares Outstanding — Basic	58,174,482	49,530,813	58,150,024	49,438,796

Weighted Average Common Shares Outstanding — Diluted	59,064,066	50,614,173	58,950,870	50,481,469

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (2):
(Dollars in thousands, except per share data)
(Unaudited)

Three Months Ended
September 30, 2009
Net Income Attributable to Common Stockholders	$9,104

Gain on sales of real estate properties	(84)
Total non-cash items included in cash flows from operating activities (3)	18,685

Funds Available For Distribution	$27,705

Funds Available For Distribution Per Common Share — Diluted	$0.47

Weighted Average Common Shares Outstanding — Diluted	59,064,066

(1)	Funds from operations (“FFO”) is calculated according to the definition of the National Association of Real Estate Investment Trusts and is comprised primarily of net income and depreciation from real estate, but is not adjusted for certain non-cash income and expense items. Gains on the sale of real estate properties are excluded from FFO and FFO per share, while impairments are included in FFO and FFO per share.

(2)	FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(3)	See the Condensed Consolidated Statements of Cash Flows that are included in this earnings release.

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